Exhibit 99.1


                                  CERTIFICATION

The undersigned certifies pursuant to 18 U.S.C. ss. 1350, that:

(1) The Company's Quarterly Report on Form 10-Q for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 19, 2002

                                        /s/ Scott Drill
                                        ----------------------------------------
                                        President, Chief Executive Officer



                                        /s/ John Whisnant
                                        ----------------------------------------
                                        Chief Financial Officer


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